Purchase Obligations	12 Months Ended
Dec. 31, 2021
Purchase Obligations
Purchase Obligations

(D.8) Purchase Obligations

€ millions	2021	2020
Contractual obligations for acquisition of property, plant, and equipment and intangible assets	99	106
Other purchase obligations	4,680	3,685
Purchase obligations	4,779	3,791

The contractual obligations for acquisition of property, plant, and equipment and intangible assets relate primarily to the purchase of hardware, software, patents, office equipment, and vehicles. The remaining obligations relate mainly to marketing, consulting, maintenance, license agreements, cloud services, and other third-party agreements. The increase is mainly due to new purchase obligations related to cloud services. Historically, the majority of such purchase obligations have been realized.

Maturities

€ millions	12/31/2021
Purchase Obligations
Due 2022	1,199
Due 2023 to 2026	2,946
Due thereafter	634
Total	4,779